EXHIBIT 10.10

                                 AMENDMENT NO. 2

        This Amendment No. 2 dated as of September 15, 1996 ("Agreement"), is entered into by CogniSeis Development, Inc., a Delaware corporation ("Borrower"), and NationsBank of Texas, N.A. ("Bank"). Reference is made to the Loan Agreement dated as of November 30, 1995, as amended by Amendment No. 1 dated as of June 15, 1996 (as the same may be amended, modified or supplemented from time to time, the "Loan Agreement"), between the Borrower and the Bank to which this Agreement relates. Capitalized terms used herein but not defined herein shall have the meanings specified by the Loan Agreement.

                                  INTRODUCTION

        The Borrower and the Bank desire on the terms of this Agreement to amend the terms of the Loan Agreement to extend the Final Maturity Date, modify certain financial covenants, and to make certain other amendments to the Loan Documents. In consideration of the foregoing, and for other good and valuable consideration, the Borrower and the Bank hereby agree as follows:

Section 1. AMENDMENT OF LOAN AGREEMENT. The Loan Agreement is amended as follows:

        1.1 Section 1.1 of the Credit Agreement is amended by replacing or inserting, as appropriate, the following definition:

        "Final Maturity Date" shall mean June 30, 1997.

        "GeoScience" shall mean GeoScience Corporation, a Nevada corporation.
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        1.2 Section 4.1 of the Loan Agreement is amended by renumbering paragraph (d) of Section 4.1 as paragraph (e), and inserting the following paragraphs (d) and (e) following paragraph (c):

               (d) GeoScience Annual Reports - promptly after becoming year of GeoScience, the audited consolidated balance sheet of GeoScience as at the end of such year, the audited consolidated statement of profit and loss of GeoScience for such year and the audited consolidated statement of changes in shareholders investment of GeoScience for such year, setting forth in each case in comparative form the corresponding figures for the preceding fiscal year, accompanied by the related report of independent public accountants of national standing which report shall be to the effect that such statements have been prepared in accordance with generally accepted accounting principles consistently followed throughout the period indicated except for such changes in such principles with which the independent public accountants shall have concurred; and

               (e) GeoScience Quarterly Reports - promptly after becoming available and in any event within 120 days after the close of each fiscal quarter of GeoScience the unaudited consolidated balance sheet of GeoScience as at the end of such quarter and the unaudited consolidated statement of profit and loss of GeoScience for such quarter, setting forth in each case in comparative form the corresponding figures for the preceding fiscal quarter; and

        1.3 Section 5.9 of the Loan Agreement is amended by deleting therefrom the reference to the amount "$4,000,000" and substituting in lieu thereof a reference to the amount "$1,500,000."
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        1.4 Section 5.11 of the Loan Agreement is amended by deleting therefrom the reference to the ratio "1.5 to 1.0" and substituting in lieu thereof a reference to the ratio "1.2 to 1.0."

        1.5 EXHIBIT C to the Loan Agreement is deleted therefrom, and EXHIBIT C attached hereto is substituted in lieu thereof.

Section 2. WAIVER. The Bank hereby waives any Events of Default occurring prior to the date of this Agreement caused by (a) the Borrower's breach of Section 5.9 of the Loan Agreement resulting from the Borrower permitting its tangible net worth to be less than $4,000,000, and (b) the Borrower's breach of Section 5.15 of the Loan Agreement resulting from the Borrower incurring a net loss from operations in excess of $500,000 for two consecutive quarters. This Waiver is limited solely to the purposes and to the extent provided herein and shall not be construed to be a waiver, except as specifically provided in this Section 2,
(a) of any term, condition or provision of the Loan Agreement or (b) of any Event of Default or Default that has or may have occurred or occurs after the date hereof.

Section 3.     EFFECT ON LOAN DOCUMENTS.

        3.1 Except as amended and waived herein, the Loan Agreement and all other Loan Documents remain in full force and effect as originally executed. Except as specified herein, nothing herein shall act as a waiver of any of the Bank's rights under the Loan Documents as amended, including the waiver of any default or event of default, however denominated. The Borrower must continue to comply with the terms of the Loan Documents, as amended.

        3.2 This Agreement and the other agreements, documents, and instruments executed in connection herewith are Loan Documents for the purposes of this Agreement and all other Loan Documents, and the definition of "Loan Documents" in the Loan Agreement is deemed to include this
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Agreement and such agreements, documents, and instruments thereunder. Without limiting the foregoing, any breach of representations, warranties, and covenants under this Agreement may be a Default or Event of Default under the Loan Agreement.

        3.3 All definitions in the Loan Agreement and in each other Loan Document which refer to the Loan Agreement shall be deemed to refer to such documents as amended hereby, and all parties reaffirming their obligations under the Loan Documents accept the amendments hereunder and the transactions contemplated hereby.

Section 4. REPRESENTATIONS AND WARRANTIES. The Borrower represents and warrants to the Bank that:

        4.1 The execution, delivery, and performance of this Agreement are within the corporate power and authority of the Borrower and have been duly authorized by appropriate proceedings and this Agreement constitutes a legal, valid, and binding obligation of the Borrower, enforceable in accordance with its terms, except as limited by applicable bankruptcy, insolvency, reorganization, moratorium, or similar laws affecting the rights of creditors generally and general principles of equity.

        4.2 Upon the effectiveness of this Agreement and the amendment of the Loan Documents as provided for herein, all representations and warranties set forth in the Loan Documents, as amended, shall be true and correct in all material respects and the Borrower shall be in compliance with all covenants in the Loan Documents, as amended.

        4.3 Upon the effectiveness of this Agreement and the amendment of the Loan Documents as provided for herein, no Event of Default shall exist under the Loan Documents and there shall have occurred no event which with
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notice or lapse of time would become an Event of Default under the Loan
Documents, as amended.

Section 5. EFFECTIVENESS. This Agreement and the waivers contained herein shall become effective and the Loan Documents shall be amended as provided for herein when the Bank shall have received each of the documents and items listed in the Closing Documents List dated as of even date herewith relating to this Agreement, such documents being fully executed where appropriate by the parties thereto, and the Bank shall have executed and delivered each such document to which it is a party.

Section 6.     MISCELLANEOUS.

        6.1 The Borrower shall reimburse the Bank for all expenses of the Bank, including charges and disbursements of legal counsel for the Bank, in connection with the creation, amendment, modification, waiver, or interpretation of this Agreement, and the preservation or enforcement of any rights of the Bank under this Agreement.

        6.2 This Agreement shall be governed by and construed and enforced in accordance with the laws of the State of Texas. This Agreement may be executed in multiple counterparts which together shall constitute one and the same agreement.

THIS WRITTEN AGREEMENT AND THE LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.

THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.
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        EXECUTED as of the date first above written.


                                     COGNISEIS DEVELOPMENT, INC.



                                     By:/s/ RICHARD F. MILES
                                     Name:  Richard F. Miles
                                     Title: President


                                     NATIONSBANK OF TEXAS, N.A.



                                     By:/s/RAUL A. ANAYA
                                           Raul A. Anaya
                                           Vice President

The undersigned ("Guarantor"), has executed a Guaranty dated as of November 30, 1995 ("Guaranty"), guaranteeing payment of the Borrower's obligations under the Loan Agreement and the Loan Documents and certain other amounts in accordance with the Guarantor's Guaranty. The Guarantor has reviewed this Agreement and related documents ("Amendment Documents"), and hereby approves them, including without limitation the extension of the Final Maturity Date and the modification of the financial covenants amended hereby. The Guarantor represents and warrants that the Guarantor knows of no defenses to the enforcement of the Guarantor's Guaranty and that according to its terms the Guarantor's Guaranty will continue in full force and effect with respect to the Loan Documents, as amended, following the execution of the Amendment Documents. The signature of this document does not indicate or establish a
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requirement that the Guaranty requires the Guarantor's approval of amendments to the Loan Agreement, but has been furnished to the Bank as a courtesy at the Bank's request. On the foregoing terms, this Agreement and the Amendment Documents are hereby approved:


TECH-SYM CORPORATION


By:/s/ WENDELL W. GAMEL
Name:  Wendell W. Gamel
Title: President and Chairman